SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004

                                 S1 Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                000-24931               58-2395199
      --------                ---------               ----------
   (State or other           (Commission            (IRS Employer
    jurisdiction             File Number)         Identification No.)
  of incorporation)

                  3500 Lenox Road, Suite 200, Atlanta, GA 30326
                  ---------------------------------------------

                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 404-923-3500


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)



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Item 2.02  Results of Operations and Financial Condition

On October 28, 2004, S1 Corporation ("S1") issued a press release announcing the results of operations for the quarter ended September 30, 2004. That press release is being furnished as Exhibit 99.1 to this report. Also on October 28, 2004, S1 held a conference call during which S1 discussed its third quarter year results and presented certain other material relating to S1 and its operations. A replay of the conference call is available for playback two hours after the conference call is complete by dialing (800) 642-1687, Access # 1398350. The replay will be active until 5:00 p.m. EDT on November 4, 2004.


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
No.                                  Description
---------  ---------------------------------------------------------------------
99.1       Press release dated October 28, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  S1 Corporartion
                                  (Registrant)

                                  By:     /s/ Richard P. Dobb
                                          --------------------------------------
                                          Name: Richard P. Dobb
                                          Title: Vice President, General
                                          Counsel and Secretary

Date: October 28, 2004

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                                  Exhibit Index

Exhibit
No.                               Description
---------  ---------------------------------------------------------------------
99.1       Press release dated October 28, 2004

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